UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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 Symmetry Panoramic Trust

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SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Equity Fund
Symmetry Panoramic International Equity Fund
Symmetry Panoramic Global Equity Fund
Symmetry Panoramic Tax-Managed Global Equity Fund
Symmetry Panoramic US Fixed Income Fund
Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic Alternatives Fund

151 National Drive
Glastonbury, Connecticut 06033

October 25, 2023

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of the series of Symmetry Panoramic Trust (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”) to be held on December 26, 2023, at 10:00 a.m. Eastern Time, at the offices of SEI (Hong Kong Conference Room) at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Meeting”). A formal Notice of Special Meeting of Shareholders is enclosed.

As discussed in more detail in the enclosed Proxy Statement, in connection with our previously- announced plans to transition the above-listed Funds to the SEI Advisors’ Inner Circle mutual fund platform, you will be asked to elect six new Trustees of the Trust to succeed the current Trustees. I encourage you to read the enclosed Proxy Statement carefully.

Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. You may also vote by telephone or the internet, should you prefer. Please refer to instructions that appear on the enclosed proxy card.

We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Sincerely yours,
/s/ John McDermott
John McDermott Chairman Symmetry Panoramic Trust

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO AS TO BE REPRESENTED AT THE MEETING.

SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Equity Fund
Symmetry Panoramic International Equity Fund
Symmetry Panoramic Global Equity Fund
Symmetry Panoramic Tax-Managed Global Equity Fund
Symmetry Panoramic US Fixed Income Fund
Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic Alternatives Fund

151 National Drive
Glastonbury, Connecticut 06033

Notice of Special Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the series of Symmetry Panoramic Trust (the “Trust”) listed above (each, a “Fund,” and, collectively, the “Funds”) will be held at the offices of SEI (Hong Kong Conference Room) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 26, 2023, at 10:00 a.m. Eastern Time, for the following purposes, as further described in the attached Proxy Statement:

1.	To elect Trustees of Symmetry Panoramic Trust (to be voted on by shareholders of each Fund that is a series of Symmetry Panoramic Trust, voting together as a single class).

In addition, shareholders may be asked to consider and act upon other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of the close of business on October 16, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Trustees of the Trust,
/s/ Timothy Richards
Timothy Richards Secretary Symmetry Panoramic Trust

October 25, 2023

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Equity Fund
Symmetry Panoramic International Equity Fund
Symmetry Panoramic Global Equity Fund
Symmetry Panoramic Tax-Managed Global Equity Fund
Symmetry Panoramic US Fixed Income Fund
Symmetry Panoramic Municipal Fixed Income Fund
Symmetry Panoramic Global Fixed Income Fund
Symmetry Panoramic Alternatives Fund

151 National Drive
Glastonbury, Connecticut 06033

Proxy Statement October 25, 2023

This proxy is being solicited on behalf of the Trustees of Symmetry Panoramic Trust (the “Trust”) for use at the Special Meeting of Shareholders of the series of the Trust listed above (each, a “Fund,” and, collectively, the “Funds”), to be held on December 26, 2023, at 10:00 am Eastern Time at the offices of SEI (Hong Kong Conference Room) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjournment thereof (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the “Notice”). Shareholders of record of the Funds as of the close of business on October 16, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjourned session. The Notice, this Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about October 25, 2023.

Shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made on a duly executed proxy, shares will be voted in accordance with the recommendations of the Trustees of the Trust. A proxy may be revoked any time before it is exercised, if (i) revoked by the Person executing it before the vote pursuant to that proxy is taken, (a) by a writing delivered to the Trust’s Secretary stating that the proxy is revoked, or (b) by a subsequent proxy executed by such Person, or (c) attendance at the meeting and voting in person by the Person executing that proxy, or (d) revocation by such Person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted.

The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Exhibit B. Each share is entitled to one vote, with fractional shares entitled to a proportionate fractional vote.

Copies of the Trust’s most recent annual and semi-annual reports may be obtained without charge by writing the Fund at 151 National Drive, Glastonbury, Connecticut 06033, or by calling 1-844-Sym-Fund (844-796-3863). Copies of the annual report, the semi-annual report and this Proxy Statement may also be obtained through the Funds’ website at panoramicfunds.com.

Table of Contents

QUESTIONS AND ANSWERS	1
PROPOSAL 1 — ELECTION OF TRUSTEES	6
Introduction	6
Comparison of Board Leadership Structures	7
Nominees for Trustee	9
Considerations of the Board and Experience, Qualifications, Attributes, and Skills of Nominees	15
Committees of the Board of Trustees	17
Securities Ownership	20
Nominees’ Compensation	22
Shareholder Communications with the Board of Trustees	23
Officers of the Trust	23
Miscellaneous	26
Required Vote	26
Recommendation	26
ADDITIONAL INFORMATION	27
Shareholder Liability	27
Independent Registered Public Accounting Firm	27
Share Ownership Information	28
Quorum	28
Other Business	28
Solicitation of Proxies	29
Adjournment	29
Tabulation of Votes	29
Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders	30
Householding	30
Exhibit A – Governance & Nominating Committee Charter	31
Exhibit B – Shares Outstanding	33
Exhibit C – Principal Holders and Control Persons	34
Exhibit D – Estimated Comparison of Fees and Expenses Before and After Transition	39
Exhibit E – Comparison of Administration Expenses Payable to SEI Before and After the Transition	46

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that additional expenses associated with follow-up communications are not incurred, please vote today, even if you plan to attend the Meeting. Simply follow the instructions on the enclosed proxy card and choose the voting method that works best for you — the internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now.

1.	What proposals am I being asked to consider?

Symmetry Partners, LLC (“Symmetry”), the investment adviser of the Funds, has proposed to transition the Funds to the SEI Advisors’ Inner Circle mutual fund platform (the “SEI Platform”) as part of Symmetry’s overall strategic plan regarding the Funds (such transition to the SEI Platform, the “Transition”). In order to effect the Transition, Fund shareholders are being asked to elect six new members of the Board of Trustees of the Trust (the “Proposal”). The six new members currently serve as trustees of the other trusts on the SEI Platform. If elected, these six new Trustees would replace the current members of the Board of Trustees for the Funds. Shareholders of all Funds will vote together as a single class on the Proposal with respect to each of the following six nominees:

Proposal Summary	Nominees
1. Election of Trustees of Symmetry Panoramic Trust	William M. Doran
Jon C. Hunt
Thomas P. Lemke
Nichelle Maynard-Elliott
Jay C. Nadel
Randall S. Yanker

2.	Why is Symmetry Partners, LLC (Symmetry) recommending these changes?

Symmetry expects that the Transition will offer the Funds, as part of a larger platform, efficient administration and the potential, over time, for lower expenses and greater economies of scale than could be achieved by the Funds in their current structure. The Transition has been designed to allow the Funds to seamlessly continue their operations and investment programs without interruption and without a change to any Fund’s portfolio management team. As a result, after considering various options for the Funds, Symmetry obtained board approval for, and is recommending that shareholders vote in favor of, the Proposal. The Transition and other related changes described in this Proxy Statement will occur if the Proposal is approved.

The SEI Platform provides to its participating trusts, which collectively have mutual fund assets in excess of $77.1 billion as of September 30, 2023, an infrastructure offering fund administration, accounting, investor servicing, and distribution services. Symmetry believes that the scale of the SEI Platform and the favorable contractual arrangements that SEI Investments Global Funds Services and its affiliates (collectively, “SEI”) have been able to negotiate with service providers offer the Funds a greater opportunity to benefit from efficient administration and the potential over time for lower expenses and greater economies of scale than could be achieved by the Funds operating outside of such a platform. In developing this proposal, Symmetry considered that SEI has been providing the Funds high quality administrative services at reasonable prices for many years. In addition, SEI has substantial experience in administering and servicing mutual funds, and Symmetry believes that this experience will benefit current Fund shareholders and present an attractive platform for additional subscriptions in the Funds.

The Transition will not result in any changes to any Fund’s investment objectives, principal investment strategies, investment adviser, portfolio management teams, form of organization, or organizational documents. Symmetry will continue to serve as investment adviser to the Funds, and each of AQR Capital Management, LLC (“AQR”) and Dimensional Fund Advisors LP (“DFA”) will continue to serve as a sub-adviser to each of the Symmetry Panoramic US Equity Fund, Symmetry Panoramic Global Equity Fund, and Symmetry Panoramic International Equity Fund (together, the “Sub-Advised Equity Funds”). In addition, the Transition will not result in a change in the Funds’ auditor, administrator, transfer agent, or custodian.

The Board of Trustees, on October 24, 2023, approved J.P. Morgan Investment Management Inc. (“JPMIM”) to serve as a sub-adviser, effective as of, or around, December 29, 2023, to each of the Symmetry Panoramic US Fixed Income Fund and Symmetry Panoramic Global Fixed Income Fund (together, the “Sub-Advised Fixed-Income Funds”). The Transition will not result in any change to this subadvisory arrangement. The appointment of JPMIM as a sub-adviser to the Sub-Advised Fixed-Income Funds is not related to the Transition and, as such, will be effective as of December 29, 2023, regardless of whether the Proposal is approved by shareholders of the Trust.

3.	What are shareholders being asked to approve to facilitate the transition to the SEI Platform?

In order to gain the full benefits and cost savings associated with the Transition, the Trust will be “adopted” onto the SEI Platform. To accomplish this, as described above, we are proposing that certain individuals currently serving as Trustees for The Advisors’ Inner Circle Fund III, a trust that is part of the SEI Platform, succeed the current Trustees of the Trust. Election of those new Trustees requires a vote of the Trust’s shareholders. Thereafter, SEI, which already provides administrative services to each of the Funds, will continue to provide administration services to the Funds pursuant to the administration services agreement, dated June 18, 2018 and as most recently amended December 23, 2022 (hereinafter, the “SEI Administration Agreement”). Pursuant to the SEI Administration Agreement, SEI provides each Fund with the full range of administration services including, among other services, fund accounting services, financial reporting services, regulatory and reporting services, general vendor management and oversight, annual due diligence review of service providers, service contract negotiation, coordinating and filing regulatory materials, managing and coordinating audit-related activities, and maintaining Fund compliance policies and procedures. SEI personnel are also expected to serve as the Funds’ officers following the Transition. If the Proposal is approved at the Meeting, the Transition is expected to occur on or about December 28, 2023.

4.	What are the potential benefits of the Proposal to shareholders?

As noted above, the Transition is expected to offer the Funds, as part of a larger platform, efficient administration and the potential, over time, for lower expenses and greater economies-of-scale than could be achieved by the Funds without operating on such a platform. The Transition has been designed to allow the Funds to seamlessly continue their operations and investment programs without interruption and without a change to any Fund’s portfolio management team. If shareholders do not approve the Proposal and the Transition does not occur, the Board of Trustees would consider what other alternatives might be available to the Funds.

5.	How will the transition to the SEI Platform affect the total expenses of the Funds?

Although the administrative services fees to be charged by SEI after the Transition are expected to be the same as the current administrative fees, cost efficiencies provided by leveraging the scope and breadth of the SEI Platform are expected to reduce the Funds’ expense ratios over time, as the much larger SEI Platform should, following the Transition, provide the Funds with greater potential to spread fixed costs over a larger asset base and experience economies of scale. Further, by transitioning to the SEI Platform, the Funds may be positioned to participate in potentially more favorable contractual arrangements with service providers negotiated by SEI. There can be no assurances, however, that any of the Funds will achieve greater scale over time.

In addition, to assure that there is no adverse impact on the total expenses paid by the Funds and their shareholders immediately following the Transition, the existing contractual expense limitations for each Fund (other than the Sub-Advised Fixed-Income Funds), which limit the Fund’s total expense ratio, will remain in effect at current levels for at least one year following the Transition.

The net expense ratio for the Symmetry Panoramic US Fixed Income Fund is expected to increase (by 0.07% from 0.45% to 0.52%), and the net expense ratio for the Symmetry Panoramic Global Fixed Income Fund is expected to increase (by 0.08% from 0.49% to 0.57%), effective January 1, 2024. The reason for each of these increases, however, is due to the changes that: (i) are associated with the appointment of JPMIM as a new sub-adviser to each of the Sub-Advised Fixed-Income Funds and related adjustments to the expense caps that currently are in place for the Sub-Advised Fixed-Income Funds; and (ii) are unrelated to the Transition and would occur even if the Transition did not occur. The Adviser anticipates that the Sub-Advised Fixed-Income Funds also will experience comparable savings as the other Funds as a result of the Transition that would offset, at least in part, the increase in expenses that otherwise would occur as a result of the new sub-adviser appointment and related changes.

For more information regarding the estimated effect of the Transition on each Fund’s expense ratio, see Exhibit D. Please note that this exhibit is based on estimates; the actual expenses of the Funds may be different.

6.	How do the Trustees recommend that I vote?

The Trustees unanimously recommend that shareholders of the Funds vote “FOR” the Proposal.

7.	Will my Fund pay for this proxy solicitation?

No. Symmetry or its affiliates will bear all of the costs associated with this proxy solicitation.

8.	What level of shareholder support is needed to approve the Proposal?

To be elected, a Nominee must receive a plurality of the votes cast, which means that the six Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees if they receive affirmative votes, as all Nominees who receive votes in favor will be elected. Abstentions, not being votes cast, will have no effect on the outcome of the Proposal. All shareholders of all Funds of the Trust vote together as a single class.

9.	Who is entitled to vote at the Meeting?

Shareholders of record as of October 16, 2023 are entitled to vote at the Meeting. Shareholders of each Fund are entitled to vote on the Proposal.

All eligible shareholders are urged to vote.

10.	When and where will the Meeting be held?

The Meeting is scheduled for December 26, 2023 at 10:00 a.m. Eastern Time, at the offices of SEI (Hong Kong Conference Room) at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

11.	What method of voting may I use?

Simply select the voting format that you find most convenient:

●	Telephone (to speak to a representative of Broadridge Financial Solutions, Inc., the Trust’s proxy solicitor: Call 1-800-690-6903 (toll free).

●	Internet: Access the web site shown on your proxy card(s) and follow the online instructions.

●	Mail: Complete and return the enclosed proxy card(s).

●	In person: Attend the Meeting on December 26, 2023.

Whichever method you choose, please be sure to cast your vote as soon as possible. To help reach the level of shareholder participation required, and to ensure that the Funds do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.

11.	Whom should I call if I have additional questions?

If you have questions related to the proxy material or attending the Meeting or need assistance in voting your shares, please contact Broadridge Financial Solutions, Inc., the Trusts’ proxy solicitor, toll free at 1-833-795-8493.

PROPOSAL 1 — ELECTION OF TRUSTEES

Introduction

As part of the Transition, it is proposed that the existing members of the Board of Trustees of the Trust (the “Current Board”) be succeeded by a new slate of successor trustees described in this Proxy Statement (the “Nominees” or the “Nominee Trustees”), each of whom currently serves as a trustee of The Advisors’ Inner Circle Fund III, one of the investment companies on the SEI Platform (the “SEI Trust”). Election of the Nominee Trustees is recommended so that the Funds can become part of the SEI Platform. The Nominee Trustees are familiar with SEI and the SEI Platform, will be able to coordinate their oversight of the Funds with the other mutual funds that these Nominee Trustees currently oversee, and will be paid fees at rates reflecting the combined responsibilities for the Trust, the SEI Trust, and certain other registered investment companies on the SEI Platform. SEI personnel are also expected to serve as the Funds’ officers following the Transition.

The Current Board is proposing that William M. Doran, Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliot, Jay C. Nadel, and Randall S. Yanker be elected to serve as Nominee Trustees of the Trust. Each of Messrs. Hunt, Lemke, Nadel, and Yanker and Ms. Maynard-Elliott currently are not considered to be “interested persons” of the SEI Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Doran is considered to be an “interested person” of the SEI Trust, as defined in Section 2(a)(19) of the 1940 Act.

The Current Board is composed of five Trustees, four of whom are considered to be “Independent Trustees,” and one of whom is considered to be an “Interested Trustee,” pursuant to Section 2(a)(19) of the 1940 Act. The current Independent Trustees of the Trust are Tracie Ahern, Jack Jennings, Thomas P. Lemke, and Fred Naddaff. The current Interested Trustee is John McDermott. Mr. Lemke has been proposed for re-election as a Trustee. If the Proposal is approved, the current Trustees will be succeeded in office by the Nominee Trustees upon the election and qualification of Nominee Trustees as their successors.

If every Nominee Trustee is approved by shareholders, then the Board of the Trust will be composed of four Independent Nominee Trustees (Messrs. Hunt, Lemke, Nadel, and Yanker) and two Interested Nominee Trustees (Mr. Doran and Ms. Maynard-Elliott). Each of Messrs. Hunt, Lemke, Nadel and Yanker are referred to herein as an “Independent Nominee Trustee.” Mr. Doran will be deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with SEI Investments Distribution Co. (“SIDCO”) and SIDCO’s affiliates; Ms. Maynard-Elliott will be deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of her spouse's affiliation with JPMIM and JPMIM’s affiliates. Each of Mr. Doran and Ms. Maynard-Elliott is referred to herein as an “Interested Nominee Trustee.”

The term of office of each elected Nominee for each Trust will be until he or she retires, resigns, is removed, or dies or until his or her successor is elected and qualified. Each Nominee Trustee has consented to be named in this Proxy Statement and to serve as a Nominee Trustee of the Trust if elected. The Current Board has no reason to believe that any Nominee Trustee will become unavailable to serve as a Nominee Trustee.

Comparison of Board Leadership Structures

The business of the Trust is managed under the direction of its Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws, and the laws of the State of Delaware, the Trustees of the Trust have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Current Board consists of five Trustees, four of whom are considered to be Independent Trustees. If every Nominee Trustee is approved by shareholders, then the Board will consist of six trustees, four of whom are expected to be Independent Nominee Trustees.

Mr. John McDermott, who is considered to be an Interested Trustee, has served as the Chairman of the Board since the Trust was first registered with the SEC in 2018, and, following the election of the Nominees, it is anticipated that Mr. William M. Doran will serve as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. For the Trust’s fiscal year ended August 31, 2023, the Current Board held four meetings.

The Current Board has designated Mr. Naddaff as the lead Independent Trustee, and it is expected that, following the election of the Nominee Trustees to the Board (the “Nominee Board”), the Nominee Trustees will designate Mr. Hunt as the lead Independent Trustee. In his role as lead Independent Trustee, it is expected that Mr. Hunt, among other things, will: (i) preside over Board meetings in the absence of the Chairman of the Board; (ii) preside over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversee the development of agendas for Board meetings; (iv) facilitate communication between the Independent Trustees and management, and among the Independent Trustees; (v) serve as a key point person for dealings between the Independent Trustees and management; and (vi) have such other responsibilities as the Board or Independent Trustees determine from time to time.

The number of Trustees of the Trust is fixed from time to time by the Trustees, but may not be less than one. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the Trust.

The Current Board has adopted a committee structure, which allows the Trustees to perform more effectively the Board’s oversight function for the Funds. The Current Board has two standing committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance & Nominating Committee, each with a separate chair. Following the election of the Nominee Board, it is expected that the Nominee Board will continue to maintain in place an Audit Committee and that the Governance & Nominating Committee will be replaced by a Governance Committee whose responsibilities will include considering and reviewing Board governance and compensation issues and conducting self-assessments of the Board’s operations. The functions and role of each committee are described below under “Committees of the Board of Trustees.” The membership of each of those committees currently consists of all of the Independent Trustees. The committees report regularly to the Board of Trustees.

The Current Board reviews its leadership structure periodically and has determined that its leadership structure, including a majority of Independent Trustees and committees comprised entirely of independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Current Board considered, among other things, the extent to which the work of the Board is conducted through the committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Current Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

In connection with its oversight of the Trust, the Current Board also oversees the Trust’s management and risk management processes. With respect to management, executive officers of the Trust, including the President, Treasurer, and Principal Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are appointed by the Board of Trustees in accordance with the Trust’s Bylaws, provided that the Chief Compliance Officer must be approved by a majority of the Independent Trustees. Each of the President, the Treasurer, and the Secretary shall hold office until he or she dies, resigns, is removed, or becomes disqualified, and each other officer of the Trust shall hold office at the pleasure of the Trustees of the Trust. The Trust’s Board of Trustees may remove any officer of the Trust at any time, with or without cause, provided that a majority of the Independent Trustees must approve the removal of the Chief Compliance Officer. In connection with performing its oversight function with respect to risk management, the Board of Trustees has received regular reports from Symmetry and from executive officers of the Trust, including, but not limited to, the President, Chief Compliance Officer, Treasurer and Principal Financial Officer, and Chief Legal Officer, on a variety of matters. These reports include specific information on risk oversight by Symmetry, activities of Symmetry’s risk committee, activities of the valuation committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings. The Trust has determined that its leadership and committee structure is appropriate for the Funds and the Trust in light of the size of the Trust, and reviews the effectiveness of its committee structure at least annually.

It is expected that, following the election of the Nominee Trustees to the Board, the Board will maintain a similar leadership and committee structure, except as noted, with responsibilities and practices similar to those described above.

Nominees for Trustee

On October 24, 2023, the Governance & Nominating Committee of the Current Board met and together nominated the Nominee Trustees to stand for election by shareholders at the Meeting, and the Current Board met and together determined to nominate the Nominee Trustees to stand for election by shareholders of the Funds at the Meeting.

The following table sets forth certain information concerning the Nominees. The information is listed separately for (i) the Nominees who are or would be Interested Nominee Trustees; and (ii) the Nominees who are or would be Independent Nominee Trustees. Unless otherwise indicated, the business address of the persons listed below is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Nominee Trustees

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
William M. Doran(3) (Born: 1940)	Nominee	Nominee	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	8

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Nichelle Maynard-Elliott (Born: 1968)	Nominee	Nominee	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	8

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc. Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

(1)

Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)	If the Proposal is approved, the “Fund Complex” will consist of the series of Symmetry Panoramic Trust.
(3)

If the Proposal is approved, Mr. Doran will be deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with SIDCO and SIDCO’s affiliates.

(4)

If the Proposal is approved, Ms. Maynard-Elliott will be deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of an affiliation with JPMIM and JPMIM’s affiliates.

Independent Nominee Trustees:

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Jon C. Hunt (Born: 1951)	Nominee	Nominee	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	8

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Thomas P. Lemke (Born: 1954)	Nominee	Nominee	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	8

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Mr. Lemke has been proposed for re-election as a Trustee.

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Jay C. Nadel (Born: 1958)	Nominee	Nominee	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	8

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Name and Year of Birth	Position Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Randall S. Yanker (Born: 1960)	Nominee	Nominee	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	8

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non- Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

(1)

Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)	If the Proposal is approved, the “Fund Complex” will consist of the series of Symmetry Panoramic Trust.

Considerations of the Board and Experience, Qualifications, Attributes, and Skills of Nominees

The Current Board has determined to nominate each of the Nominees to serve as a Nominee Trustee of the Trust based on several factors (none of which alone is decisive).

The Current Board considered the potential benefits to the Trust of its transition to the SEI Platform. In this regard, the Current Board considered that the election of the Nominee Trustees was required in order to effectuate the Transition. The Current Board also considered that the Nominee Trustees are familiar with SEI and the SEI Platform, and the information provided to them by Symmetry about the SEI Platform. Symmetry reported to the Current Board that the SEI Platform, with its well-established oversight and governance structure, will bring potential benefits of scale from the SEI Platform to the Funds, thereby offering the possibility of decreased operating costs and improved processing efficiencies. Similarly, Symmetry reported its belief that the Funds will be in a position to benefit from favorable contractual arrangements that SEI is able to negotiate with service providers to the SEI Platform based on the SEI Platform’s leverage in the marketplace given its significantly greater asset size. Symmetry further reported that SEI has been providing the Funds high-quality administrative services at reasonable prices for many years. In addition, Symmetry noted that SEI has substantial experience in administering and servicing mutual funds, and that Symmetry believes SEI’s experience will benefit current investors and present an attractive platform for additional subscriptions in the Funds. Symmetry noted that this, in turn, creates the potential, over time, for lower expenses and the achievement of greater economies-of-scale.

With respect to each Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were important factors in the determination that the individual should serve as a Trustee of the Trust. The following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Current Board’s conclusion that an individual should serve on the Board.

Independent Nominee Trustees:

Jon C. Hunt. The Current Board has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end, and private funds investing in a broad range of asset classes, including alternative asset classes.

Thomas P. Lemke. The Current Board has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he has in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance, and risk management, and his service as general counsel for several financial services firms. (Mr. Lemke has been proposed for re-election as a Trustee.)

Randall S. Yanker. The Current Board has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset-management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

Jay C. Nadel. The Current Board has concluded that Mr. Nadel should serve as a trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

Interested Nominee Trustees:

William M. Doran. The Current Board has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a partner in the investment management and securities industry practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

Nichelle Maynard-Elliott. The Current Board has concluded that Ms. Maynard-Elliott should serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

In considering the nomination of the Nominee Board, the Current Board also considered the complementary individual skills and experience of the individual Nominees in the broader context of the Nominee Board’s overall composition such that, if elected, the Nominee Board, as a whole, should possess the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

References to the experience, qualifications, attributes, and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Nominee Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees of the Board of Trustees

Audit Committee

The Current Board has an Audit Committee that consists solely of four of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. Ms. Ahern is the Chair of the Audit Committee. The Audit Committee’s responsibilities include, among other responsibilities: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial-reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee held two meetings during the Trust’s fiscal year ended August 31, 2023.

It is anticipated that, following the election of the Nominee Board, the Nominee Board will continue to maintain in place an Audit Committee, but will implement the practices of the existing Audit Committee of the SEI Trust (the “SEI Audit Committee”) for the Trust. The SEI Audit Committee is composed of each of the independent Trustees of the SEI Trust. The SEI Audit Committee operates under a written charter approved by the Board of the SEI Trust. The principal responsibilities of the SEI Audit Committee include, among other responsibilities: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the SEI Audit Committee by the internal auditing department of the SEI Trust’s administrator that are material to the SEI Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the SEI Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the SEI Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the SEI Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel, and Yanker currently serve as members of the SEI Audit Committee. Mr. Nadel currently serves as the Chair of the SEI Audit Committee. Following the election of the Nominee Board, the Nominee Trustees will designate Mr. Nadel as the Chair of the Audit Committee of the Trust.

Governance & Nominating Committee

The Current Board has a Governance & Nominating Committee that consists solely of four of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lemke is the Chair of the Governance & Nominating Committee. The Governance & Nominating Committee’s responsibilities include, among other responsibilities: (1) oversight of the organization and performance of the Board and identify, review and nominate candidates to serve as Independent Trustees on the Board; (2) periodically review the composition of the Board to determine whether to add new Trustees; (3) to monitor information submitted to the Board by individual trustees that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such information; (4) review the membership of each committee established by the Board; (5) oversee the process for evaluating the functioning of the Board, including an annual peer review; (6) review annually the compensation of the Independent Trustees and recommend to the Board any proposed changes in the schedule of compensation; (7) review and make recommendations to the Board regarding the Board Governance Policy; and (8) review the Governance & Nominating Committee’s operations periodically and recommend changes to the Governance & Nominating Committee’s charter to the Board as appropriate. The Governance & Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Governance & Nominating Committee had three meetings during the fiscal-year-ended August 31, 2023.

Additional information regarding Governance & Nominating Committee procedures is available in the Governance & Nominating Committee’s Charter attached as Exhibit A. The Charter is provided as Exhibit A to the proxy statement because it is not available on the Funds’ website.

It is anticipated that, following the election of the Nominee Board, the Nominee Board will replace the Governance & Nominating Committee with a Governance Committee and implement the practices of the Governance Committee of the SEI Trust (the “SEI Governance Committee”) for the Trust. The SEI Governance Committee is composed of each of the Independent Trustees of the SEI Trust. The SEI Governance Committee operates under a written charter approved by the Board of the SEI Trust. The principal responsibilities of the SEI Governance Committee include, among other responsibilities: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the SEI Governance Committee at the SEI Trust’s office. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel, and Yanker currently serve as members of the SEI Governance Committee. Ms. Maynard-Elliott currently serves as the Chair of the SEI Governance Committee. Following the election of the Nominee Board, the Nominee Trustees will designate Ms. Maynard-Elliott as the Chair of the Governance Committee of the Trust.

Securities Ownership

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in each Fund, on an aggregate basis, in any registered investment companies overseen or anticipated to be overseen by the Nominee within the Trust’s family of investment companies, as of December 31, 2022.

The Nominees may have investments in other pools of securities managed by Symmetry. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Independent Nominee Trustees:

Name of Nominee		Dollar Range of Equity Securities Owned in the Funds To Be Overseen by the Nominee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Nominee in Trust and Fund Complex(1)
Jon C. Hunt	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None

Name of Nominee		Dollar Range of Equity Securities Owned in the Funds To Be Overseen by the Nominee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Nominee in Trust and Fund Complex(1)
Thomas P. Lemke	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None
Jay C. Nadel	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None
Randall S. Yanker	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None

Interested Nominee Trustees:

William M. Doran	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None
Nichelle Maynard-Elliott	SYMMETRY PANORAMIC TRUST		None
	Symmetry Panoramic US Equity Fund	None
	Symmetry Panoramic International Equity Fund	None
	Symmetry Panoramic Global Equity Fund	None
	Symmetry Panoramic Tax-Managed Global Equity Fund	None
	Symmetry Panoramic US Fixed Income Fund	None
	Symmetry Panoramic Municipal Fixed Income Fund	None
	Symmetry Panoramic Global Fixed Income Fund	None
	Symmetry Panoramic Alternatives Fund	None

(1)

The term “fund complex” means two or more investment companies that: (1) hold themselves out to investors as related companies for purposes of investment and investor services; or (2) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

To the Trust’s knowledge, as of October 8, 2023, the Nominees who are expected to be Independent Nominee Trustees, if elected, and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust.

Nominees’ Compensation

The Independent Nominee Trustees, if elected, would each receive an annual retainer of $16,100 for their services as Independent Nominee Trustees of the Funds. All of the Independent Nominee Trustee fees would be allocated equally among the Funds in the Trust based on their respective assets. If a meeting relates only to a single Fund or group of Funds, payments of these meeting fees are allocated only among those Funds to which the meeting relates.

Shareholder Communications with the Board of Trustees

Shareholders may send communications intended for the Trustees by addressing the communication directly to the Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Trustees (or individual Trustees) and by sending the communication to these Trustees at 151 National Drive, Glastonbury, Connecticut 06033. The President of the Trust shall either provide a copy of each properly-submitted shareholder communication to the Board at the Board’s next regularly scheduled meeting or forward the communication to the Trustees promptly after receipt or, in good faith, may determine that the shareholder communication should not be provided to the Board because the shareholder communication does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Trust or is otherwise immaterial in nature. Other shareholder communications received by the Trust not directly addressed and sent to the Trustees will be reviewed and generally responded to by management, and will be forwarded to the Trustees only at management’s discretion based on the matters contained therein.

Officers of the Trust

The following table sets forth the name, age, position with the Trust, and the principal occupations for the last five years of each of the current officers of the Trust. Unless otherwise noted, the business address of each current officer is 151 National Drive, Glastonbury, Connecticut 06033.

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
John McDermott (1962)	President	Consultant, Chief Investment Strategist, Symmetry Partners, LLC (2005-present); Associate Professor, Department of Finance, Fairfield University School of Business (2005-present).
Andrew Metzger (1980)	Treasurer, Principal Financial Officer	Director of Fund Accounting, SEI Investments, (2020-present); Senior Director, Embark (2019-2020); Senior Manager, PricewaterhouseCoopers LLP (2002-2019).
Carlyn Edgar (1963)	Chief Compliance Officer	Senior Vice President, Apex Fund Services (2008- present).
Rebecca Cioban (1984)	Vice President	Associate Director (January 2020-present); Senior Research Associate, Symmetry Partners, LLC (2017-2020).
Timothy Richards (1965)	Secretary & Chief Legal Officer	Chief Compliance Officer, Symmetry Partners, LLC (December 2019-present); Chief Compliance Officer, Apella Capital, LLC (June 2018-present); Director, Chenery Compliance Group (2017-2018).

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Zachary Tackett (1988)	Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Senior Counsel, Apex Fund Services (2019-present); Counsel, Atlantic Fund Services (2014-2019).

If the Nominee Board is elected, it is expected that the Nominee Board will appoint a number of officers of the SEI Trust to also serve as officers of the Trust. The following table sets forth the names, year of birth, anticipated position with the Trust, and the principal occupations for the last five years of each of person anticipated to be appointed to serve as an officer of the Trust. Certain of these anticipated officers of the Trust currently serve as officers of one or more mutual funds for which SEI or its affiliates act as investment manager, administrator or distributor. Unless otherwise noted, the business address of each anticipated officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Anticipated Position With Trust	Principal Occupation(s) During Past 5 Years
Michael Beattie (Born: 1965)	President	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Name and Year of Birth	Anticipated Position With Trust	Principal Occupation(s) During Past 5 Years
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Miscellaneous

Symmetry and its Sub-Advisers

Symmetry Partners, LLC (“Symmetry”) is the investment adviser of the Funds and, subject to the authority of the Board, is responsible for the overall management of each Fund’s business affairs. As of September 30, 2023, Symmetry had assets under management of approximately $1.97 billion.

AQR Capital Management, LLC (“AQR”), located at One Greenwich Plaza, Greenwich, Connecticut 06830, has served as investment sub-adviser to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic Global Equity Fund and Symmetry Panoramic International Equity Fund since the inception of each such Fund. As of September 30, 2023, AQR and its affiliates had assets under management of approximately $96.0 billion. AQR is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research).

Dimensional Fund Advisors LP (“DFA”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has served as investment sub-adviser to the Symmetry Panoramic US Equity Fund and Symmetry Panoramic Global Equity Fund since 2020 for each Fund. DFA also has been appointed as Sub-Adviser to the Symmetry Panoramic International Equity Fund. However, the Adviser has not yet allocated any assets of the Symmetry Panoramic International Equity Fund to DFA. As of September 30, 2023, DFA and its affiliates had assets under management of approximately $618 billion. DFA is an investment management firm that provides investment outcomes through a transparent, rules-based approach that combines the knowledge gained from rigorous theoretical and empirical research with thoughtful and effective implementation.

JPMIM, located at 383 Madison Avenue, New York, NY 10017, was approved to act as sub-advisor to the Symmetry Panoramic US Fixed Income Fund and the Symmetry Panoramic Global Fixed Income Fund. As of September 30, 2023, JPMIM had assets under management of approximately $2.8 trillion. JPMIM is an investment management firm that employs a disciplined multi-asset, global research process.

Required Vote

The election of each Nominee Trustee to the Trust requires the affirmative vote of shareholders owning of record a plurality of the shares of the Trust (the shareholders of all Funds of the Trust voting together as a single class) voted at the Meeting in person or by proxy. There is no cumulative voting in the election of Nominee Trustees.

Recommendation

The Current Board unanimously recommends that shareholders of each Trust vote FOR each Nominee.

ADDITIONAL INFORMATION

Shareholder Liability

None of the Trust, any Series, the Trustees, or any officer, employee, or agent of the Trust or any Fund shall have any power to bind personally any shareholder, nor, except as specifically provided in the Trust’s Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder at any time personally may agree to pay. No shareholder shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Fund. Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. Ownership of Shares shall not entitle the shareholders to any rights, including, without limitation, any third-party beneficiary rights, privileges, claims, or remedies under any contract or agreement entered into by the Trust or any Series, including any agreement or contract with any service provider or other agent to or contractor with the Trust or any Fund.

Independent Registered Public Accounting Firm

Cohen & Company Ltd. (“Cohen”), the Trust’s independent registered public accounting firm, provides services to the Funds, including, among other services, (i) audit of annual financial statements, (ii) assistance and consultation in connection with SEC filings, and (iii) other audit related and tax services. Cohen’s address is 1350 Euclid Ave Suite 800 Cleveland, Ohio 44115.

Representatives of Cohen are not expected to be present at the Meeting, but are expected to be available by telephone should the need for consultation arise.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $101,500 in 2022 and $110,000 in 2023 for the Trust.

Audit-Related Fees

The fees billed in the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” were $0 in 2022 and $0 in 2023 for the Trust.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for regulated investment company tax compliance and diversification review and tax return review were $26,750 in 2022 and $28,750 in 2023 for the Trust.

All Other Fees

The fees billed in the last two fiscal years for products and services provided by Cohen, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $0 in 2022 and $0 in 2023 for the Trust.

Pursuant to the Trust’s Audit Committee Charter approved on July 17, 2018, the Audit Committee, to the extent required by applicable regulations, shall pre-approve audit services and “permissible non-audit services” (as that term is defined by SEC rules) rendered to (i) a Fund or (ii) to the Trust’s investment adviser or to affiliates of the investment adviser that provide ongoing services to the Trust if this engagement relates to the operations and financial reporting of the Trust. The Audit Committee may delegate the authority to grant pre-approvals of audit to a subcommittee of one or more members of the Audit Committee.

Share Ownership Information

To the knowledge of the Trust, as of October 16, 2023, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of each of the Funds.

Exhibit C to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of that Fund.

Quorum

Thirty-three and one-third percent (33-1/3%) of the shares entitled to vote, present in person, or represented by proxy, shall constitute a quorum for purposes of voting for the Proposal.

Other Business

The Trustees know of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, however, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of Proxies

In addition to the solicitation of proxies by mail, the Trustees and employees of Symmetry or its affiliates may solicit proxies in person, by telephone or over the internet. The Trust has retained the proxy communications and solicitation advisory firm Broadridge Financial Solutions, Inc., 5 Dakota Drive, Suite 300, Lake Success, New York 11042, to aid in the solicitation of proxies. To make voting faster and more convenient for you, the Trust are offering the option of voting on the internet or by telephone instead of completing and mailing the enclosed applicable proxy card(s). Either method is generally available 24 hours a day and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card. However you choose to vote, it is important that you vote to save the expense of additional solicitations. The anticipated cost associated with the solicitation of proxies by Broadridge Financial Solutions, Inc for the Proposal and related costs is approximately $60,700 — these costs will be borne by Symmetry.

Adjournment

In the event that sufficient votes in favor of the Proposal is not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the Proposal as these deem advisable. If the Meeting is adjourned, the adjourned meeting will be held within a reasonable time after the date set for the original Meeting without further notice, other than an announcement at the Meeting in accordance with the Trust’s governing documents and as permitted under Delaware law. Thirty-three and one-third percent (33-1/3%) of the shares entitled to vote on the matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting for the Trust; any lesser number shall be sufficient for adjournments, as required by the Symmetry Panoramic Trust’s Bylaws. The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of the Proposal. They will vote against any said adjournment all shares represented by proxies that vote against the Proposal. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies which have withheld authority from voting on the Proposal.

Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trustees to act as Inspector(s) of Election (“Inspector(s)”) for the Meeting. The Inspector(s) will (i) determine the number of shares outstanding and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (ii) receive votes, ballots, or consents; (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote; (iv) count and tabulate all votes or consents; (v) determine when the polls shall close; (vi) determine the result; and (vii) perform any other acts that may be proper to conduct the election or vote with fairness to all shareholders. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum, but will not have the effect of voting for or against the Proposal.

Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders

The Trust’s By-Laws do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2023. Shareholder proposals for inclusion in the Trust’s proxy statement for any meeting must be received by the Trust a reasonable period of time prior to when the Trust begins to print and send the Trust’s proxy materials.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, then the shareholder should make a request by writing to Broadridge Financial Solutions, Inc, the Trust’s proxy solicitor at 5 Dakota Drive, Suite 300, Lake Success, New York 11042, or by calling 1-833-795-8493.

Exhibit A – Governance & Nominating Committee Charter

SYMMETRY PANORAMIC TRUST

Governance & Nominating Committee Charter

SECTION 1.	MEMBERSHIP

(A)    The Governance and Nominating Committee (“Committee”) of the Board shall be composed of Independent Trustees who are appointed by the Board from time to time.

(B)    The Chairperson of the Committee shall be appointed by the Board from time to time from amongst the members of the Committee.

SECTION 2.	PURPOSE

(A)    The Committee shall oversee the composition of both the Board and the various committees of the Trust to ensure that these positions are filled by competent and capable candidates.

(B)    The Committee shall ensure that the selection of each Trustee is conducted in such a fashion so as to enhance the independence of the Board whose primary loyalty is to the shareholders of each Fund.

SECTION 3.	DUTIES AND POWERS

(A)    The Committee shall oversee the organization and performance of the Board and shall identify, review and nominate candidates to serve as Independent Trustees on the Board.

(B)    In nominating candidates to serve as Independent Trustees, the Committee shall: (i) evaluate candidates’ qualifications and their independence from the Adviser and other service providers; and (ii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(C)    The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Trustees.

(D)    The Committee shall monitor information submitted to the Board by individual trustees that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such data.

(E)    The Committee shall review the membership of each committee established by the Board.

(F)    The Committee shall oversee the process for evaluating the functioning of the Board, including an annual peer review.

(G)    The Committee shall oversee the development and implementation of Board education session, as the Committee deems appropriate.

(H)    The Committee shall review annually the compensation of the Independent Trustees and recommend to the Board any proposed changes in the schedule of compensation.

(I)    The Committee shall review and make recommendations to the Board regarding the Board Governance Policy.

SECTION 4.	PROCEDURAL MATTERS

(A)    The Committee shall meet periodically as it deems necessary.

(B)    A quorum for a Committee meeting shall be equal to fifty percent (50%) of the Committee members.

(C)    The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

(D)    The Committee shall prepare minutes of and report to the Board with respect to its meetings.

(E)    The Committee shall have the authority to make reasonable expenditures related to its duties, including expenditures to retain experts and counsel. Such expenditures shall be reimbursed by the Trust.

Exhibit B – Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

FUND	CLASS I
Symmetry Panoramic US Equity Fund	37,997,923
Symmetry Panoramic International Equity Fund	23,393,901
Symmetry Panoramic Global Equity Fund	38,363,152
Symmetry Panoramic Tax-Managed Global Equity Fund	10,228,461
Symmetry Panoramic US Fixed Income Fund	22,906,215
Symmetry Panoramic Municipal Fixed Income Fund	4,022,100
Symmetry Panoramic Global Fixed Income Fund	37,811,607
Symmetry Panoramic Alternatives Fund	943,881

Exhibit C – Principal Holders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of October 16, 2023.

To the knowledge of the Trust, as of the Record Date, no person is listed on the Funds’ records as owning beneficially 25% or more of the outstanding voting securities of any Fund, and no person is listed on the Funds’ records as owning 25% or more of the outstanding voting securities of any Fund, except as set forth below.

Symmetry Panoramic US Equity Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	72.66%
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	11.28%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	7.04%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	RECORD	7.03%

Symmetry Panoramic International Equity Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	73.12%

Name and Address	Type of Ownership	% Ownership
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	11.28%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	7.01%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	RECORD	6.89%

Symmetry Panoramic Global Equity Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	73.75%
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	11.09%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	7.13%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	RECORD	6.31%

Symmetry Panoramic Tax-Managed Global Equity Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	56.50%

Name and Address	Type of Ownership	% Ownership
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	16.66%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST	RECORD	15.37%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	6.99%

Symmetry Panoramic US Fixed Income Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	62.40%
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	14.30%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	13.17%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST	RECORD	8.18%

Symmetry Panoramic Municipal Fixed Income Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	51.09%

Name and Address	Type of Ownership	% Ownership
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	17.83%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	RECORD	16.37%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	10.73%

Symmetry Panoramic Global Fixed Income Fund

Name and Address	Type of Ownership	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RECORD	70.42%
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	13.13%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	RECORD	7.71%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST	RECORD	7.27%

Symmetry Panoramic Alternatives Fund

Name and Address	Type of Ownership	% Ownership
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	RECORD	41.39%

Name and Address	Type of Ownership	% Ownership
E TRADE SAVINGS BANK FBO 142 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	24.35%
E TRADE SAVINGS BANK FBO 796 PO BOX 6503 ENGLEWOOD, CO 80155-6503	RECORD	13.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	RECORD	11.95%

Exhibit D – Estimated Comparison of Fees and Expenses Before and After Transition

Symmetry Panoramic US Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic US Equity Fund Class I (no Transition)	Symmetry Panoramic US Equity Fund Class I (after Transition)
Management Fees(1)	0.55%	0.55%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.22%	0.19%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.85%	0.82%
Fee Waivers and/or Expense Reimbursements(1)	(0.22)%	(0.19)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.63%	0.63%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after fee waiver and expense reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.55% of average daily net assets of the Fund. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Amounts waived or reimbursed under the Expense Limitation Agreement are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limit as well as the expense limit in effect at the time of the waiver or reimbursement. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Symmetry Panoramic International Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic International Equity Fund Class I (no Transition)	Symmetry Panoramic International Equity Fund Class I (after Transition)
Management Fees(1)	0.70%	0.70%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.27%	0.23%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.19%	1.15%
Fee Waivers and/or Expense Reimbursements(1)	(0.32)%	(0.28)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.87%	0.87%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate annual management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.65% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Symmetry Panoramic Global Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic Global Equity Fund Class I (no Transition)	Symmetry Panoramic Global Equity Fund Class I (after Transition)
Management Fees(1)	0.63%	0.63%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.24%	0.20%
Acquired Fund Fees and Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	1.01%	0.97%
Fee Waivers and/or Expense Reimbursements(1)	(0.31)%	(0.27)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.70%	0.70%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets (the “Fee Waiver Agreement”). The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after fee waiver and expense reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.56% of average daily net assets of the Fund (the “Expense Limitation Agreement”). These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Amounts waived or reimbursed under the Expense Limitation Agreement are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limit as well as the expense limit in effect at the time of the waiver or reimbursement. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Symmetry Panoramic Tax-Managed Global Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic Tax-Managed Global Equity Fund Class I (no Transition)	Symmetry Panoramic Tax- Managed Global Equity Fund Class I (after Transition)
Management Fees(1)	0.65%	0.65%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.26%	0.23%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.20%	1.17%
Fee Waivers and/or Expense Reimbursements(1)	(0.49)%	(0.46)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.71%	0.71%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.26% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.42% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Symmetry Panoramic US Fixed Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic US Fixed Income Fund Class I (no Transition)	Symmetry Panoramic US Fixed Income Fund Class I (after Transition)	Symmetry Panoramic US Fixed Income Fund Class I (after Transition & Hiring of JPMIM)(2)
Management Fees(1)	0.45%	0.45%	0.45%
Distribution (12b-1) and Service Fees	None	None	None
Other Expenses	0.23%	0.20%	0.24%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.00%
Total Annual Fund Operating Expenses	0.72%	0.69%	0.69%
Fee Waivers and/or Expense Reimbursements(1)(2)	(0.27)%	(0.24)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.45%	0.45%	0.52%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate annual management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.41% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits.

(2)

The comparative increase (0.07%) in the “Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement” (0.52%) for the Fund that is reflected in this “after Transition & Hiring of JPMIM” column, as compared to the “Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement” (0.45%) for the Fund that is reflected in the “after Transition” column to the left, is unrelated to the proposed Transition; rather, this increase reflects the appointment of J.P. Morgan Investment Management (“JPMIM”) as a subadviser to the Fund (which JPMIM appointment will be effective as of December 29, 2023, regardless of whether the Proposal is approved by Shareholders of the Trust), a related change to the implementation of the management fee waiver agreement between the Adviser and the Fund that reduces the Adviser's waiver of its advisory fee in an amount approximately equal to the sub-advisory fee payable by the Adviser to JPMIM, the additional “other expenses” incurred (e.g., custody, valuation, safekeeping, etc.) as a result of the shift in the investment technique of the JPMIM-subadvised Fund from investing in other funds to investing directly in securities of operating companies and other issuers, and a related change to the expense limitation agreement to reflect these additional expenses. In particular, effective January 1, 2024, in connection with the appointment of JPMIM as a sub-adviser, the expense limitation arrangement for the Fund as described in Note (1) immediately above will be amended to change the cap on the Fund's total annual fund operating expense ratio from an annual rate of 0.41% to an annual rate of 0.52% of the average daily net assets of the Fund and to extend the expense limitation arrangement until at least December 31, 2024. All other terms of the expense limitation agreement will remain the same. The net impact of hiring JPMIM as a Fund subadviser on the expense ratio for the Fund is the increase in the contractual expense limitation above less the foregone “Acquired Fund Fee and Expenses” (“AFFE”) that will be eliminated as a result of the aforementioned shift in the investment technique of the Fund. The proposed Transition, in and of itself, has not impacted the contractual expense limitation of any of the Symmetry Panoramic Funds, including this Fund, which is expected to experience similar economies as a result of the proposed Transition.

Symmetry Panoramic Municipal Fixed Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic Municipal Fixed Income Fund Class I (no Transition)	Symmetry Panoramic Municipal Fixed Income Fund Class I (after Transition)
Management Fees(1)	0.47%	0.47%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	0.41%	0.38%
Acquired Fund Fees and Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	1.04%	1.01%
Fee Waivers and/or Expense Reimbursements(1)	(0.47)%	(0.44)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.57%	0.57%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate annual management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.41% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Symmetry Panoramic Global Fixed Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic Global Fixed Income Fund Class I (no Transition)	Symmetry Panoramic Global Fixed Income Fund Class I (after Transition)	Symmetry Panoramic Global Fixed Income Fund Class I (after Transition & Hiring of JPMIM)(2)
Management Fees(1)	0.52%	0.52%	0.52%
Distribution (12b-1) and Service Fees	None	None	None
Other Expenses	0.22%	0.19%	0.24%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.00%
Total Annual Fund Operating Expenses	0.80%	0.76%	0.76%
Fee Waivers and/or Expense Reimbursements(1)(2)	(0.31)%	(0.28)%	(0.19)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.49%	0.49%	0.57%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.43% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/ expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits.

(2)

The comparative increase (0.08%) in the “Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement” (0.57%) for the Fund that is reflected in this “after Transition & Hiring of JPMIM” column, as compared to the “Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement” (0.49%) for the Fund that is reflected in the “after Transition” column to the left, is unrelated to the proposed Transition; rather, this increase reflects the appointment of J.P. Morgan Investment Management (“JPMIM”) as a subadviser to the Fund (which JPMIM appointment will be effective as of December 29, 2023, regardless of whether the Proposal is approved by Shareholders of the Trust), a related change to the implementation of the management fee waiver agreement between the Adviser and the Fund that reduces the Adviser's waiver of its advisory fee in an amount approximately equal to the sub-advisory fee payable by the Adviser to JPMIM, the additional “other expenses” incurred (e.g., custody, valuation, safekeeping, etc.) as a result of the shift in the investment technique of the JPMIM-subadvised Fund from investing in other funds to investing directly in securities of operating companies and other issuers, and a related change to the expense limitation agreement to reflect these additional expenses. In particular, effective January 1, 2024, in connection with the appointment of JPMIM as a sub-adviser, the expense limitation arrangement for the Fund as described in Note (1) immediately above will be amended to change the cap on the Fund's total annual fund operating expense ratio from an annual rate of 0.43% to an annual rate of 0.57% of the average daily net assets of the Fund and to extend the expense limitation arrangement until at least December 31, 2024. All other terms of the expense limitation agreement will remain the same. The net impact of hiring JPMIM as a Fund subadviser on the expense ratio for the Fund is the increase in the contractual expense limitation above less the foregone “Acquired

Fund Fee and Expenses” (“AFFE”) that will be eliminated as a result of the aforementioned shift in the investment technique of the Fund. The proposed Transition, in and of itself, has not impacted the contractual expense limitation of any of the Symmetry Panoramic Funds, including this Fund, which is expected to experience similar economies as a result of the proposed Transition.

Symmetry Panoramic Alternatives Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Symmetry Panoramic Alternatives Fund Class I (no Transition)	Symmetry Panoramic Alternatives Fund Class I (after Transition)
Management Fees(1)	1.29%	1.29%
Distribution (12b-1) and Service Fees	None	None
Other Expenses	1.43%	1.40%
Acquired Fund Fees and Expenses	1.57%	1.57%
Total Annual Fund Operating Expenses	4.29%	4.26%
Fee Waivers and/or Expense Reimbursements(1)	(2.22)%	(2.19)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	2.07%	2.07%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.30% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.50% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits. The Adviser has agreed to extend the current expense limitation agreement after the proposed Transition until at least December 31, 2024.

Exhibit E – Comparison of Administration Expenses Payable to SEI Before and After the Transition

Annual Asset Based Fees: (calculated and assessed monthly in arrears based on the aggregate net assets of Trust):

	Current Administrative Fees payable	Anticipated Administrative Fees payable to SEI
First $1.0 billion in aggregate net assets	3.5 basis points	3.5 basis points
Next $3.0 billion in aggregate net assets	2.0 basis points	2.0 basis points
Over $4 billion in aggregate net assets	1.0 basis points	1.0 basis points

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SYMMETRY®

SYMMETRY PARTNERS
151 NATIONAL DRIVE
GLASTONBURY, CT 06033

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24839-Z86336

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

	For All	Withhold All	For All Except
1. To elect six new members to the Board of Trustees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Mr. William M. Doran
02) Mr. Jon C. Hunt
03) Mr. Thomas P. Lemke
04) Ms. Nichelle Maynard-Elliott
05) Mr. Jay C. Nadel
06) Mr. Randall S. Yanker

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 26, 2023.

The proxy statement for this meeting is available at www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

V24840-Z86336

SYMMETRY PANORAMIC TRUST
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 26, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SYMMETRY PANORAMIC TRUST (the "Trust"). The undersigned shareholder of the Trust hereby appoints John McDermott and Timothy Richards, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time, on December 26, 2023 at the offices of SEI (Hong Kong Conference Room), One Freedom Valley Drive, Oaks, Pennsylvania 19456 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.